United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004

Digital Learning Managment Corporation
(Exact name of registrant specified in charter)

Nevada (State ofIncorporation)	000-26293 (Commission FileNumber)	88-0420306 (IRS EmployerIdentification No.)

19950 Mariner Avenue
Torrance, California 90503

(Address of principal executive offices) (Zip Code)

(310) 921-3444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      Digital Learning Management Corporation
                                                                      By: /s/ Aurangzeb Bhatt

                                                                            Aurangzeb Bhatti, President

    (a) Financial Statements of Businesses Acquired.

F-1

AJ. ROBBINS, P.C.
CERTIFIED PUBLIC ACCOUNTANTS
216 SIXTEENTH STREET
SUITE 600
DENVER, COLORADO 80202

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Digital Learning Institute, Inc.
Los Angeles, California

We have audited the accompanying consolidated and combined balance sheets of Digital Learning Institute, Inc. as of December 31, 2003 and 2002, and the related consolidated and combined statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These consolidated and combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated and combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated and combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated and combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated and combined financial statements referred to above present fairly, in all material respects, the financial position of Digital Learning Institute, Inc. as of December 31, 2003 and 2002, and the results of its consolidated and combined operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

                              AJ. ROBBINS, P.C.
                              CERTIFIED PUBLIC ACCOUNTANTS

Denver, Colorado
February 7, 2004
Except for Note 12  which is dated February 27, 2004

F-2

DIGITAL LEARNING INSTITUTE, INC.
BALANCE SHEETS

	Consolidated as of December 31, 2003	Combined as of December 31, 2002
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$ 143,721	$ 125,992
Accounts receivable, net of allowance for doubtful
accounts of $-0- and $271,040 (See Note 3)	640,806	1,127,108
Prepaid expenses	80,330	---

Total Current Assets	864,857	1,253,100
PROPERTY AND EQUIPMENT, net	116,679	183,454
GOODWILL	25,000	---
OTHER ASSETS	33,227	10,476

	$ 1,039,763	$ 1,447,030

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$ 185,790	$ 129,737
Accrued compensation	250,000	250,000
Accounts payable and accrued interest, related party	3,009	227,741
Loans and notes payable, related party	---	330,592
Due to factor	---	353,751
Income taxes payable	151,407	---
Net deferred tax liability	80,842	58,358

Total Current Liabilities	671,048	1,350,179

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock, $.01 par value, 2,000,000 shares authorized,
-0- shares issued and outstanding	---	---
Common stock,$.01 par value,
10,000,000 shares authorized, 5,000,000 and
3,950,000 shares issued and outstanding, respectively	10,501	1
Additional paid-in capital	6,000	---
Retained earnings	352,214	96,850

Total Stockholders’ Equity	368,715	96,851

	$ 1,039,763	$ 1,447,030

  SEE ACCOMPANYING NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

F-3

DIGITAL LEARNING INSTITUTE, INC.
STATMENTS OF OPERATIONS

	Consolidated For the Year Ended December 31, 2003	Combined For the Year Ended December 31, 2002

REVENUES, net	$ 4,551,087	$ 3,274,758

OPERATING EXPENSES:
Educational services	1,507,081	1,109,860
General and administrative	1,289,372	612,422
Depreciation expense	74,475	63,546
Marketing and advertising	1,141,086	1,062,690

Total Operating Expenses	4,012,014	2,848,518

INCOME FROM OPERATIONS	539,073	426,240
OTHER (EXPENSE)
Interest expense	(48,334)	(95,922)
Interest expense, related party	(20,602)	--

Total Other (Expense)	(68,936)	(95,922)

NET INCOME BEFORE INCOME TAXES	470,137	330,318
INCOME TAX EXPENSE	214,773	124,200

NET INCOME	$ 255,364	$ 206,118

NET INCOME PER COMMON SHARE, BASIC AND DILUTED	$ .05	$ .05

Weighted Average Number of Common Shares Outstanding, Basic and Diluted	5,000,000	3,950,000

SEE ACCOMPANYING NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

F-4

DIGITAL LEARNING INSTITUTE, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

			Additional			Total
Common Stock $.01 Par Value			Paid-In	Subscription	Retained	Stockholders’
Shares		Amount	Capital	Receivable	Earnings	Equity

Combined Balances, December 31, 2001	3,950,000	$1	$ ---	$(1)	(109,268)	$(109,268)

Payment of subscription receivable	---	---	---	1	---	1

Net income	---	---	---	---	206,118	206,118

Combined Balances, December 31, 2002 3,950,000		1	---	---	96,850	96,851

Common stock issued for services	1,050,000	10,500	---	---	---	10,500

Warrants issued for compensation	---	---	6,000	---	---	6,000

Net income	---	---	---	---	255,364	255,364

Consolidated Balances, December 31, 2003	5,000,000	$10,501	$6,000	$---	$352,214	$368,715

SEE ACCOMPANYING NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

F-5

DIGITAL LEARNING INSTITUTE, INC.
STATEMENTS OF CASH FLOWS

	Consolidated For the Year Ended December 31, 2003	Combined For the Year Ended December 31, 2002
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net income	$ 255,364	$ 206,118
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	74,475	63,546
Common stock issued for services	10,500	---
Warrants issued for compensation	6,000	---
Deferred income taxes	22,484	124,200
Changes in assets and liabilities:
Accounts receivable	486,302	(1,001,973)
Prepaid expenses	(80,330)	---
Other assets	(22,751)	(10,476)
Accounts payable and accrued expenses	56,053	106,520
Accrued expenses, related party	44,676	223,070
Due to factor	(353,751)	353,751
Accrued compensation	---	150,000
Income taxes payable	151,407	---

Net Cash Provided by Operating Activities	650,429	214,756

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Acquisition of subsidiary	(25,000)	---
Issuance of note receivable, related party	(600,000)	---
Purchase of equipment	(7,700)	(146,724)

Net Cash (Used in) Investing Activities	(632,700)	(146,724)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Repayment on note payable, related party	---	(129,341)
Proceeds from loans and note payable, related party	---	187,300
Proceeds from note payable	---	106,030
Repayment on note payable	---	(106,030)
Proceeds from issuance of common stock	---	1

Net Cash Provided by Financing Activities	---	57,960

NET INCREASE IN CASH AND CASH EQUIVALENTS	17,729	125,992
CASH AND CASH EQUIVALENTS, beginning of period	125,992	---

CASH AND CASH EQUIVALENTS, end of period	$ 143,721	$ 125,992

Supplementary disclosure of cash flow information:
Cash paid during the period for:
Interest	$ 68,936	$ 80,374

Income taxes	$ 34,082	$ ---

SEE ACCOMPANYING NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

F-6

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination and Consolidation
The consolidated and combined financial statements include the accounts of the following entities, collectively referred to as “The Company” or “DLI”. All significant intercompany transactions have been eliminated.

Digital Learning Institute, Inc	Corporation
Webvision Internet Works, Inc	Corporation
McKinley Educational Services, Inc	Corporation
Digital Knowledge Works, Inc	Corporation
Courseware, Inc	Corporation

For the year ended December 31, 2002 Digital Learning Institute, Inc., Digital Knowledge Works, Inc. and Webvision Internet Works, Inc. were affiliated through common ownership and management and are thus related parties. Digital Learning Institute, Inc. acquired Webvision Internet Works, Inc. on January 1, 2003 through transfer of ownership and is now a wholly owned subsidiary. McKinley Educational Services, Inc. was acquired on March 7, 2003 and Digital Knowledge Works, Inc. and Courseware, Inc. were acquired on November 6, 2003 and all are wholly owned subsidiaries of Digital Learning Institute, Inc.

Description of Business
The Company’s primary business is the operation of post-secondary education training primarily in the business, telecommunications and travel and other trade fields, offering BBA, MBA and college credit through strategic partners. As of December 31, 2003 and December 31, 2002 DLI operated one school in California with students from around the world. Revenues generated from this school consist primarily of tuition and fees paid by students or their employers, generally from public universities and large corporations.

On March 7, 2003 the Company purchased all of the outstanding stock of McKinley Educational Services, Inc. for $25,000. McKinley Educational Services, Inc. dba McKinley University operates as a post-secondary educational institution. As of December 31, 2003 operations were minimal.

On November 6, 2003 the Company acquired Digital Knowledge Works, Inc. through transfer of ownership. Digital Knowledge Works, Inc. develops course books and software for use by students and learning institutions.

On November 6, 2003 the Company purchased all of the outstanding common shares of Coursemate, Inc. at $2.00 per share for total consideration of $1,000. Coursemate, Inc. is a company organized around Courseware Software developed by Digital Knowledge Works, Inc. Currently Courseware, Inc. does not have any operations.

F-7

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimated amounts.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist primarily of cash in banks and highly liquid investments with original maturities of 90 days or less.

GOODWILL
Goodwill was recorded at its purchase price and is not being amortized. Pursuant to SFAS 142 ("G oodwill and Other Intangible Assets") and SFAS 144 ("Accounting for the Impairment or Disposal of Long-Lived Assets"), the Company has evaluated its goodwill for impairment and has determined as of December 31, 2003 that no impairment charge should be recognized at this time.

MARKETING AND ADVERTISING COSTS
Marketing and advertising costs are charged to expense during the period incurred. These costs arise primarily from promotional items offered to students including laptops, digital cameras or camcorders for taking certain classes.

REVENUE RECOGNITION
Revenues consist primarily of tuition and fees derived from courses taught in the Company's school. Tuition and fee revenues are recognized pro-rata (on a straight-line basis) over the term of the applicable course (usually two to four weeks). Tuition is billed after the course has been completed.

EDUCATIONAL SERVICES
Educational services include direct operating expenses of the school consisting primarily of contract salaries, occupancy and supplies.

EARNINGS PER COMMON SHARE
The Company computes earnings (loss) per common share in accordance with Statement of Financial Accounting Standards No. 128, Earnings Per Share (SFAS No. 128). This statement simplifies the standards for computing earnings per share (EPS) previously found in Accounting Principles Board Opinion No. 15, Earnings Per Share, and makes them more comparable to international EPS standards. SFAS No. 128 replaces the presentation of primary EPS with a presentation of basic EPS. In addition, the Statement requires dual presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. (See Note 8).

F-8

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment
Property and equipment are recorded at cost. Depreciation expense is provided on a straight-line basis using the estimated useful lives of 3-7 years. Maintenance and repairs are charged to expense as incurred. Depreciation expense was $74,475 and $63,546 for the years ended December 31, 2003 and 2002, respectively.

Facilities
The Company leases office space owned by a related party. Rent expense was $174,009 and $150,000 for the years ended December 31, 2003 and 2002, respectively.

The Company also rented classrooms from an unrelated university on an “as needed basis”. Rent expense was $37,365 and $26,147 for the years ended December 31, 2003 and 2002, respectively.

Income Taxes
The Company accounts for income taxes under the asset and liability method. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of assets and liabilities and their financial statement amounts at the end of each reporting period. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense represents the tax payable for the current period and the change during the period in deferred tax assets and liabilities. Deferred tax assets and liabilities have been netted to reflect the tax impact of temporary differences.

Deferred tax assets arise primarily from the net operating loss carryforward and expenses accrued for book basis but not for tax basis. Deferred tax liabilities primarily result from revenues recognized for book basis but not for tax basis. The Company is on the cash basis for tax accounting, which has resulted in a net operating loss carryforward at December 31, 2002. No valuation allowance has been recorded at December 31, 2002 or 2003 since management of the Company has determined that it is more likely than not that the tax asset will be realized. (See Note 9).

Fair Value of Financial Instruments
The carrying value of financial instruments approximate fair value because of the short maturity of these items.

Concentrations of Risk
The Company maintains all cash and cash equivalents in financial institutions, which at times may exceed federally insured limits. The Company has not experienced a loss in such accounts.

Two customers accounted for 95% and 90% of sales during the years ended December 31, 2003 and 2002, respectively. The two customers accounted for 92% and 96% of accounts receivable at December 31, 2003 and 2002, respectively.

F-9

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concetrations of Risk (Continued)
The Company performs regular evaluations concerning the ability of its customers to satisfy their obligations and records a provision for doubtful accounts based upon these evaluations, when necessary.

Reclassification
Certain amounts reported in the Company’s financial statements for the year ended December 31, 2002 have been reclassified to conform to current year presentations.

Recently Issued Accounting Pronouncements
In July 2001 the Financial Accounting Standards Board ("FASB") issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141") and No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. Under SFAS 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Separable intangible assets that are not deemed to have indefinite lives will continue to be amortized over their useful lives (but with no maximum life). With respect to goodwill and intangible assets acquired prior to July 1, 2001, the Company adopted SFAS 141 and SFAS 142 effective December 31, 2001.

In July 2001 the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations, which addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 will be effective for the Company for the fiscal year beginning January 1, 2003 and early adoption is encouraged. SFAS No. 143 requires that the fair value of a liability for an asset's retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalized by increasing the carrying amount of the related long-lived asset. The Company has reviewed SFAS No. 143 and its adoption did not have a material impact on its financial statements.

In August 2001 the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 is effective for the Company on January 1, 2002 and addresses accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes SFAS No. 121, accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of and APB Opinion No. 30, reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 and expands the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. The Company has reviewed SFAS No. 144 an d its adoption did not have a material impact on its financial statements.

F-10

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)
In April 2002 the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of SFAS Statement No. 13, and Technical Corrections ("SFAS145"). This statement rescinds the requirement in SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt, that material gains and losses on the extinguishment of debt be treated as extraordinary items. The statement also amends SFAS No. 13, Accounting for Leases, to eliminate an inconsistency between the accounting for sale-leaseback transactions and the accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. Finally the standard makes a number of consequential and other technical corrections to other standards. The provisions of the statement relating to the rescission of SFAS 4 are effective for fiscal years beginning after May 15, 2002. Provisions of the statement relating to the amendment of SFAS 13 are effective for transactions occurring after May 15, 2002 and the other provisions of the statement are effective for financial statements issued on or after May 15, 2002. The Company has reviewed SFAS 145 and its adoption did not have a material effect on its financial statements.

In July 2002 the FASB issued SFAS No. 146, Accounting for Exit or Disposal Activities ("SFAS 146"). SFAS 146 applies to costs associated with an exit activity (including restructuring) or with a disposal of long-lived assets. Those activities can include eliminating or reducing product lines, terminating employees and contracts, and relocating plant facilities or personnel. SFAS 146 will require a Company to disclose information about its exit and disposal activities, the related costs, and changes in those costs in the notes to the interim and annual financial statements that include the period in which an exit activity is initiated and in any subsequent period until the activity is completed. SFAS 146 supersedes Emerging Issues Task Force Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurr ed in a Restructuring), and requires liabilities associated with exit and disposal activities to be expensed as incurred and can be measured at fair value. SFAS 146 is effective prospectively for exit or disposal activities initiated after December 31, 2002, with earlier adoption encouraged. The Company has reviewed SFAS 146 and its adoption did not have a material effect on its financial statements.

F-11

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)
In December 2002 the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS No. 123. This Statement amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value based method of accounting prescribed by APB No. 25. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. Under the provisions of SFAS No. 148, companies that choose to adopt the accounting provisions of SFAS No. 123 will be permitted to select from three transition methods: Prospective method, Modified Prospect ive method and Retroactive Restatement method. The transition and annual disclosure provisions of SFAS No. 148 are effective for the fiscal years ending after December 15, 2002. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB 51 (“FIN 46”). The primary objectives of FIN 46 are to provide guidance on the identification of entities for which control is achieved through means other than through voting rights (Variable Interest Entities or “VIEs”) and to determine when and which business enterprise should consolidate the VIE. This new model for consolidation applies to an entity which either (1) the equity investors (if any) do not have a controlling financial interest or (2) the equity investment at risk is insufficient to finance that entity’s activities without receiving additional subordinated financial support from other parties. The disclosure requirements of FIN 46 became effective for financial statements issued after January 31, 2003. The adoption of this interpretation did not have an impact on the Company’s financial statements.

In April 2003, FASB issued SFAS No. 149, “Accounting for Derivative Instruments and Hedging Activities,” (“SFAS 149”) which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting and reporting for derivative instruments including certain instruments embedded in other contracts and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The Company has adopted SFAS 149 and its adoption did not have a material effect on its financial statements.

In May 2003, FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” (“SFAS 150”) which is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Company has adopted SFAS 150 and its adoption did not have a material effect on its financial statements.

F-12

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:
	December 31,	December 31,
	2003	2002

Computers and office equipment	$ 191,724	$ 191,724
Furniture and fixtures	25,000	25,000
Leasehold improvements	26,470	26,470
Software	22,700	15,000

	265,894	258,194
Less accumulated depreciation	149,215	74,740

Net Property and Equipment	$ 116,679	$ 183,454

NOTE 3 - DUE TO FACTOR

The Company has a factoring agreement with PM Factors Bancorp to factor its accounts receivable up to $500,000. PM Factors Bancorp advances to the Company 80% of the accounts receivable that PM Factors Bancorp believes are eligible for factoring. The remaining balance is withheld as a reserve against possible non-collectible accounts. A finance fee of .76% per ten day period on the face value of each account as long as the account remains unpaid will be charged, accruing on the purchase date. The Company owed $353,751 to PM Factors Bancorp at December 31, 2002, which represented factored receivables of $442,189 and the Company owed $-0- to PM Factors Bancorp at December 31, 2003.

NOTE 4 – DUE TO RELATED PARTIES

The Company had loans and notes payable due to two stockholders totaling $-0- and $330,592 at December 31, 2003 and 2002, respectively, with the notes bearing interest at 10% per year. The notes were due on demand and unsecured.

During the year ended December 31, 2003 the Company loaned $600,000 to two of its stockholders. As repayment of the loan the Company reduced notes, including the $330,592 above, and accounts payable to these stockholders by $600,000.

NOTE 5 – RELATED PARTY TRANSACTIONS

During the years ended December 31, 2003 and 2002 the Company paid a related party $75,500 and $5,000, respectively for legal services including 300,000 shares of common stock for legal services valued at $3,000.

During the years ended December 31, 2003 and 2002 the Company paid related parties $401,554 and $352,120, respectively for commissions and contract services.

During the years ended December 31, 2003 and 2002 the Company paid a former related party $92,601 and $517,152, respectively for marketing and advertising services. During the year ended December 31, 2003 the Company issued 750,000 shares of common stock to this former related party for consulting services valued at $7,500. The former related party, as trustee of the shares, transferred his common stock to unrelated parties on September 30, 2003 and is no longer considered a related party for all subsequent periods.

NOTE 6 - COMMITMENTS AND CONTINGENCIES
The Company has entered into employment agreements with two members of its management for two years commencing April 1, 2003. The agreements allow for participation in any annual incentive plan. The Company is required to pay base salaries of $240,000 each. Management elected to waive one half of their salaries through December 31, 2003. The following are future minimum salary commitments:

Years Ended December 31:
2004	$ 480,000
2005	$ 120,000

$ 600,000

The Company entered into an operating lease with a related party for office space. The term of the lease is five years beginning October 1, 2003, with monthly rent payments of $18,500. The following are future minimum payments under the terms of the lease:

Years Ended December 31:
2004	$ 222,000
2005	222,000
2006	222,000
2007	222,000
2008	166,500

$ 1,054,500

F-13

DIGITAL LEARNING INSTITUTE, INC.

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 7 – COMMON STOCK

During the year ended December 31, 2002 the Company sold 3,950,000 shares (100 shares pre-split) of common stock to two members of management for $1.

During the year ended December 31, 2003, the Company amended its articles of incorporation to change its number of authorized common stock shares from 1,500 no par value to 10,000,000 with a $.01 par value and split each of its presently outstanding shares into 39,500 shares of newly authorized shares of common stock. The Company is also authorized to issue 2,000,000 shares of preferred stock with a $.01 par value. All per share amounts and number of shares outstanding have been retroactively restated for this adjustment.

During the year ended December 31, 2003, the Company adopted a stock option plan that reserved 550,000 shares of the Company’s common stock. On April 7, 2003 the Company granted options to individuals to purchase 410,000 shares of common stock at $.25 per share conditional on, and will vest only if the Company becomes a publicly traded company, or merges with a publicly traded business entity on or before January 20, 2004 (See Note 10). In addition, on September 30, 2003 the Company granted options to two members of management to purchase 42,750 shares of common stock each at $2.00 per share. The options will vest on the date the Company becomes publicly traded.

During the year ended December 31, 2003, the Company granted warrants to purchase 50,000 shares of common stock at $1.00 per share for the benefit of a related party. The warrants will expire five years from the date of issuance and may be exercised at any time after the Company becomes a publicly traded entity. The warrants were valued at $6,000, the fair market value using the Modified Black-Scholes European pricing model. The average risk-free interest rate used was 3.07%, volatility was estimated at 50% and the expected life was five years. The value of the warrants was expensed as compensation.

NOTE 8 – EARNINGS PER SHARE

	For the Year Ended December 31, 2003
			Per
	Income	Shares	Share
	(Numerator)	(Denominator)	Amount

Basic EPS
Income available to common stockholders	$ 255,364	5,000,000	$ .05
Effect of Dilutive Securities	---	---	---

Diluted EPS
Income available to common stockholders	$ 255,364	5,000,000	$ .05

F-14

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 8 – EARNINGS PER SHARE (Continued)

	For the Year Ended December 31, 2002

	Income (Numerator)	Shares (Denominator)	Per Share Amount

Basic EPS
Income available to common stockholders	$ 206,118	3,950,000	$ .05
Effect of Dilutive Securities	---	---	---

Diluted EPS
Income available to common stockholders	$ 206,118	3,950,000	$ .05

NOTE 9 – INCOME TAXES

The components of deferred tax assets and (liabilities) were as follows:

		December 31,

	2003	2002

Total deferred tax assets	$ 168,970	$ 380,635
Total deferred tax liability	(249,812)	(438,993)

Net deferred tax liability	$ (80,842)	$ (58,358)

The tax effects of temporary differences that give rise to deferred tax assets and (liabilities) were as follows:

	December 31,
	2003	2002

Temporary differences:
Property and equipment	$ (8,868)	$ (15,200)
Interest stockholders	---	5,846
Accrued compensation	94,000	94,000
Accounts receivable	(240,943)	(423,793)
Prepaid expenses	4,101	---
Accounts payable and accrued expenses	69,856	48,781
Accounts payable, related parties	1,012	79,785
Net operating loss carryforward	---	152,223

	$ (80,842)	$ (58,358)

F-15

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 9 – INCOME TAXES (Continued)

The components of deferred income tax expense (benefit) were as follows:

	December 31,

	2003	2002

Temporary differences:
Property and equipment	$ (6,332)	$ 9,308
Interest stockholders	5,846	(4,090)
Accrued compensation	---	(56,400)
Accounts receivable	(182,850)	376,742
Prepaid expense	(4,101)	---
Accounts payable and accrued expenses	(21,075)	(40,052)
Accounts payable, related parties	78,773	(79,785)
Net operating loss carryforward	152,223	(81,523)

	$ 22,484	$ 124,200

The following is a reconciliation of the amount of income tax expense (benefit) that would result from applying the statutory income tax rates to pre-tax income (loss) and the reported amount of income tax expense (benefit):

	December 31,

	2003	2002

Tax expense (benefit) at federal statutory rates	$ 159,954	$ 112,308
Depreciation expense	5,726	(8,417)
California income tax expense	(10,908)	---
Meals and entertainment	1,477	---
Officers life insurance	1,029	---
Prepaid legal fees	2,496	---
Accrual to cash conversion	104,175	(177,610)
Net operating loss carryforward	(140,287)	73,719

	$ 123,662	$ ---

Income tax expense (benefit) consists of the following for the years ended:

	December 31,

	2003	2002

Current	$ 192,289	$ ---
Deferred	22,484	124,200

	$ 214,773	$ 124,200

F-16

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 10 – MERGER WITH FREEPCSQUOTE.COM, INC.

On January 16, 2004, the Company, FPQT Acquisition Corporation, a Nevada corporation ("Merger Sub") and FreePCSQuote.com, Inc., a publicly held Nevada corporation ("Free"), entered into an Agreement and Plan of Merger (the "Agreement"). Free, through its wholly-owned subsidiary, Merger Sub, acquired the Company in exchange for shares of Free's common stock (the "Merger"); 2,215,803 shares were issued to the stockholders of the Company and 38,129 shares were issued into escrow to cover indemnification obligations, if any, of the Company. Merger Sub was merged with and into the Company. The separate existence of Merger Sub ceased, and the Company continued as the surviving corporation (the "Surviving Corporation") under the name Digital Learning Institute, Inc. Free issued an additional 38,129 shares into escrow to cover its own indemnification obligations. Immediately after the Merger w as consummated and further to the Agreement, the controlling stockholder of Free cancelled 2,500,000 shares of Free's Common Stock held by him (the "Cancellation"). In addition, the Company issued an aggregate of 66,088 shares of its Common Stock to certain individuals identified by the Company's investment banker.

The stockholders of the Company as of the closing date of the Merger and after giving effect to the Cancellation, owned approximately 86.8% of Free’s common stock outstanding as of January 16, 2004. Each share of the Company’s common stock (an aggregate of 5,000,000 shares) was converted into one share of Free's common stock in the Merger at an exchange ratio of 1 to .441606 (the "Exchange Ratio").

All options to purchase the Company’s common stock outstanding under DLI’s Stock Option Plan, options outstanding not under the option plan, all warrants to purchase the Company’s common stock outstanding and the Company’s Stock Option Plan itself will be assumed by Free. Each share of common stock to be issued upon exercise of said stock options or warrants shall be converted into Free common stock in accordance with the Exchange Ratio. The per share exercise price of said options and warrants shall be the exercise price before the merger divided by the Exchange Ratio.

For accounting purposes, this transaction is being accounted for as a reverse merger, since the stockholders of the Company own a majority of the issued and outstanding shares of common stock of Free, and the directors and executive officers of the Company became the directors and executive officers of Free.

NOTE 11 – SUBSEQUENT EVENTS

On January 6, 2004 the Company entered into an amendment to an engagement agreement with Westpark Capital, Inc. (“Westpark”) dated February 19, 2003. In accordance with the amendment, Westpark is retained as the Company’s investment banker relating to matters associated with the Company’s proposed financing of $3,000,000. The Company will pay 6% of the funds raised and a $6,000 monthly retainer due each month for the term of the agreement.

F-17

DIGITAL LEARNING INSTITUTE, INC.
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 11 – SUBSEQUENT EVENTS (Continued)

On January 6, 2004 the Company entered into a separate engagement agreement with Westpark to retain Westpark as the Company’s investment banker in respecting matters relating to the Company’s proposed acquisition of and merger with a publicly traded shell company. The term of the agreement was two months or upon completion of the transactions. The Company will pay $70,000 and grant five year warrants for the purchase of 670,000 shares of common stock of the Company. The warrants are to be earned and exercisable at $0.45 per share. Upon closing of the transaction, the Company will retain Westpark as its consultant for a period of not less than twelve months and will pay Westpark $9,000 per month for these consulting services. As discussed in Note 10, this transaction closed on January 16, 2004.

On January 13, 2004, the Company entered into an agreement to acquire Software Education of America, Inc., and agreed to assume liabilities totaling $469,000 and issued warrants to purchase 50,000 shares of the Company’s common stock at $3.00 per share.

On January 20, 2004 the Company entered into an employment agreement with a new Vice-President of Finance of the Company’s new parent company, which includes monthly compensation of $7,500 during the interim period during which he is in transition from his present position. When he joins the Company on a full time basis, the Company will pay him $10,000 per month. He will also be granted stock options to purchase 100,000 post split common shares, to occur in the future, of which 25,000 options will vest per annum, the first 25,000 options vesting on January 20, 2004 subject to a lock-up period of a minimum of one year from the date of grant.

NOTE 12 – PRIVATE PLACEMENT

On February 27, 2004 the Company raised a total of $3,000,000 from three investors in an offering of 7% convertible debenture notes through a private placement. The terms of the debentures are for a period of 7 years. Interest is due and payable monthly beginning April 1, 2004. The debentures mature on February 27, 2011, at which time all remaining unpaid principal and interest will be payable in full. If the debentures are not sooner redeemed or converted as provided in the loan, commencing February 27, 2007 and continuing on the first day of each successive month prior to maturity, the Company will pay to the lenders monthly principal installments of $10 per $1,000 of the then remaining principal balance. These debentures are convertible, at the holder’s option, into common stock at a rate of $3.523 per share, entitling the holders to 851,526 shares of the Company’s common stock. The Company will recognize interest costs related to the beneficial conversion feature of $3,000,000.

F-18

     (b)  Pro Forma Financial Information

DIGITAL LEARNING MANAGEMENT CORPORATION AND SUBSIDIARY
PROFORMA EXPLANATORY HEADNOTE

The following unaudited proforma consolidated financial statements give effect to the reverse acquisition of Digital Learning Institute, Inc. (the "Company") by Digital Learning Management Corporation (formerly known as FreePCSQuote.com, Inc.) ("DGTL") and is based on the estimates and assumptions set forth herein and in the notes to such statements. This proforma information has been prepared utilizing the historical financial statements of the Company and notes thereto, which are incorporated by reference herein. The historical results of DGTL are incorporated by reference to its 10-KSB for the year ended December 31, 2003. The transaction is being treated as a reverse acquisition and a recapitalization. The Company is the acquirer for accounting purposes. The proforma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisition been effected on the dates indicated or the results which may be obtained in the future.

The following unaudited proforma consolidating balance sheet as of December 31, 2003 gives effect to the transaction as if it had occurred on December 31, 2003. The following unaudited proforma consolidating statement of operations for the year ended December 31, 2003 gives effect to the transaction as if it had occurred on January 1, 2003.

On January 16, 2004, the Company was acquired by DGTL in exchange for 2,215,803 shares of DGTL common stock. Shortly thereafter, DGTL changed its name to Digital Learning Management Corporation.

1

DIGITAL LEARNING MANAGEMENT CORPORATION AND SUBSIDIARIES
Proforma Consolidating (Unaudited) Balance Sheet December 31, 2003

					Digital
					Learning
	Digital				Management
	Learning				Corporation
	Institute, Inc.	FreePCSQuote.com,	Proforma		Proforma
	Consolidated	Inc.	Adjustments		Consolidated

ASSETS
CURRENT ASSETS:
Cash	$ 143,721	$ -	$ (70,000)	1	$73,721

Accounts Receivable	640,806	-	-		640,806

Prepaid Expenses	80,330	-	(66,765)	2	13,565

Total Current Assets	864,857	-	(136,765)		728,092

Property and Equipment, net	116,679	-	-		116,679

Goodwill	25,000	-	-		25,000

Other Assets	33,227	-	-		33,227

	$ 1,039,763	$ -	$ (136,765)		$ 902,998

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$ 185,790	$ -	$ -		$ 185,790

Accrued compensation	250,000	-	-		250,000

Accounts payable and accrued interest, related party	3,009	-	-		3,009

Income taxes payable	151,407	-	-		151,407

Net deferred tax liability	80,842	-	-		80,842

Total Current Liabilities	671,048	-	-		671,048

STOCKHOLDERS' EQUITY:

Preferred stock	-	-	-		-

Common stock	10,501	2,697	(2,697)	1
			142	2	10,643

Common Stock in Escrow	-	-	(232,587)	2	(232,587)

Additional paid-in capital	6,000	7,953	(7,953)	1
			232,445	2	238,445

Retained earnings (deficit)	352,214	(10,650)	(59,350)	1
			(66,765)	2	215,449

Total Stockholders' Equity	368,715	-	(136,765)		231,950

	$ 1,039,763	$ -	$ (136,765)		$ 902,998

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
CONSOLIDATING FINANCIAL STATEMENTS

2

DIGITAL LEARNING MANAGEMENT CORPORATION AND SUBSIDIARIES
Proforma Consolidating (Unaudited) Statement of Operations For the Year Ended December 31, 2003

					Digital
					Learning
	Digital				Management
	Learning				Corporation
	Institute, Inc.	FreePCSQuote.com,	Proforma		Proforma
	Consolidated	Inc.	Adjustments		Consolidated

REVENUES, net	$ 4,551,087	$ 6,316	$ (6,316)	1	$ 4,551,087

OPERATING EXPENSES:
Educational services	1,507,081	-			1,507,081
General and administrative	1,289,372	1,651	(1,651)	1	1,426,137
			66,765	2
			70,000	1
Executive compensation	-	2,500	(2,500)	1	-
Equipment rental - related party	-	3,189	(3,189)	1	-
Bad debt expense	-	3,048	(3,048)	1	-
Depreciation expense	74,475	-			74,475
Marketing and advertising	1,141,086	-			1,141,086

Total Operating Expenses	4,012,014	10,388	126,377		4,148,779

INCOME (LOSS) FROM OPERATIONS	539,073	(4,072)	(132,693)		402,308

OTHER INCOME (EXPENSE)
Interest expense	(48,334)	-	-		(48,334)
Interest expense, related party	(20,602)	-	-		(20,602)

Total Other Income (Expense)	(68,936)	-	-		(68,936)

NET INCOME BEFORE INCOME TAXES	470,137	(4,072)	(132,693)		333,372

Income tax expense	214,773	-	-		214,773

NET INCOME (LOSS)	$ 255,364	$ (4,072)	$ (132,693)		$ 118,599

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
CONSOLIDATING FINANCIAL STATEMENTS

3

DIGITAL LEARNING MANAGEMENT CORPORATION AND SUBSIDIARY
NOTES TO UNAUDITED
PROFORMA CONSOLIDATING FINANCIAL STATEMENTS

PROFORMA ADJUSTMENTS

The adjustments related to the unaudited proforma consolidating balance sheet are computed assuming the acquisition of the Company by DGTL was consummated at December 31, 2003. The adjustments related to the unaudited proforma consolidating statement of operations for the year ended December 31, 2003 are computed assuming the acquisition was consummated at January 1, 2003.

NOTE 1 - ADJUSTMENT TO LIABILITIES, EQUITY AND STATEMENT OF OPERATIONS

In connection with the acquisition by DGTL, the Company did not assume any assets or liabilities of DGTL. The capital structure of DGTL was converted to the structure of the Company. All expenses of DGTL have been adjusted to reflect the expenses of the Company. The Company recorded $70,000 of expense in connection with the acquisition for investment banking services.

NOTE 2 - ADJUSTMENT TO ASSETS, LIABILITIES AND EQUITY

In connection with the acquisition, DGTL issued 76,258 shares of common stock valued at $232,587 into escrow to cover it’s own indemnification obligations as well as those of the Company. These shares will be returned by August 2004 if no indemnification obligations arise. In addition, DGTL issued 66,088 shares of common stock for $50,000 cash to certain individuals identified by the Company’s investment banker. The $50,000 cash was paid to the original shareholders of DGTL and offset against additional paid-in capital.The Company expensed prepaid expenses of $66,765 in connection with the acquisition.

4